UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 10th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1. Reports to Stockholders.

Chase
Growth Fund

§

Chase Mid-Cap
Growth Fund

Annual Report
Dated September 30, 2018

Chase Investment Counsel Corporation
350 Old Ivy Way
Suite 100
Charlottesville, Virginia 22903

Adviser: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chaseinv.com

Chase Funds

November 1, 2018

Dear Fellow Shareholder:

We are pleased to present our combined annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX, CHIMX) (each, a “Fund” together, the “Funds”) for the fiscal year ended September 30, 2018.  As of September 30, 2018, over 1,700 shareholders had $79 million invested in both classes of the Chase Growth Fund, and over 750 shareholders had $24 million invested in both classes of the Chase Mid-Cap Growth Fund.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our May 1, 2018 letter.

Fund Performance Overview

As always, we are “growth at a reasonable price” investors seeking high-quality stocks which we believe are reasonably priced relative to their earnings growth rates.  Our investment process is very disciplined, combining fundamental and technical analysis both to control risk and build sound portfolios.

Returns for the periods ended September 30, 2018 are summarized below.

Chase Growth Fund Class N (CHASX)
		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/18	9/30/18	(12/2/97)
	9/30/18	(Annualized)	(Annualized)	(Annualized)
Chase Growth Fund Class N (CHASX)	+20.10%	+14.31%	+10.15%	+8.27%
Lipper Large Cap Growth Funds Index	+24.95%	+14.96%	+12.88%	+6.46%
Russell 1000® Growth Index	+26.30%	+16.58%	+14.31%	+7.38%
S&P 500® Index	+17.91%	+13.95%	+11.97%	+7.42%

Chase Growth Fund Institutional Class (CHAIX)
		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/18	9/30/18	(1/29/07)
	9/30/18	(Annualized)	(Annualized)	(Annualized)
Chase Growth Fund Institutional Class (CHAIX)	+20.24%	+14.54%	+10.39%	+8.80%
Lipper Large Cap Growth Funds Index	+24.95%	+14.96%	+12.88%	+9.65%
Russell 1000® Growth Index	+26.30%	+16.58%	+14.31%	+10.92%
S&P 500® Index	+17.91%	+13.95%	+11.97%	+8.64%

Gross Expense Ratio: Class N 1.27%, Institutional Class 1.12%, as of the Fund’s most recently filed registration statement.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Chase Funds

Chase Mid-Cap Growth Fund Class N (CHAMX)
		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/18	9/30/18	(9/1/02)
	9/30/18	(Annualized)	(Annualized)	(Annualized)
Chase Mid-Cap Growth Fund Class N (CHAMX)	+18.56%	+10.61%	+11.51%	+9.92%
Lipper Mid-Cap Growth Funds Index	+22.18%	+12.37%	+12.34%	+11.10%
Russell Midcap® Growth Index	+21.10%	+13.00%	+13.46%	+12.02%
S&P 500® Index	+17.91%	+13.95%	+11.97%	+9.68%

Chase Mid-Cap Growth Fund Institutional Class (CHIMX)
			5 years ended	Since Inception
		1 year ended	9/30/18	(2/2/12)
		9/30/18	(Annualized)	(Annualized)
Chase Mid-Cap Growth Fund Institutional Class (CHIMX)		+18.73%	+10.83%	+12.63%
Lipper Mid-Cap Growth Funds Index		+22.18%	+12.37%	+13.67%
Russell Midcap® Growth Index		+21.10%	+13.00%	+14.43%
S&P 500® Index		+17.91%	+13.95%	+14.95%

Gross Expense Ratio: Class N 1.92%, Institutional Class 1.77%, as of the Fund’s most recently filed registration statement.

Net Expense Ratio*: Class N 1.34%, Institutional Class 1.19%, as of the Fund’s most recently filed registration statement.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

*
Chase Investment Counsel Corporation (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive fees through January 27, 2019.  The Adviser may request recoupment of previously waived fees and expenses from the Fund for three years from the date they were waived or paid, subject to the Net Expense Ratio.

The 12 months ended September 30, 2018, were marked with generally strong equity markets in the United States offset with weaker markets in Europe, Asia and emerging markets.  Domestic markets were largely driven by strong earnings and economic growth as companies benefitted from the lower U.S. corporate tax rates which took effect at the beginning of the calendar year.  Through September 30th, interest rates rose modestly, and inflation remained under control.  As a result, many indices reached record high levels at the quarter’s end, or shortly thereafter.  Through September 30, 2018 the S&P 500® Index was up 10.56% while the Russell 1000® Growth Index was up 17.09%.

However, with the beginning of October 2018, markets have become both weaker and more volatile. As of October 23, 2018, the S&P 500 Index was down 6.81% from its high while the Russell 1000® Growth Index was off 8.17%.  Although corporate earnings for the third quarter have generally been strong, guidance for the fourth quarter has reflected significant uncertainty due to imposition of tariffs on many imported goods, economic softness in China and other parts, debt issues in Italy and other European countries, the strong U.S. dollar relative to other currencies and political uncertainty regarding U.S. mid-term elections.  Compared to 2018, we believe 2019 earnings should slow

Chase Funds

significantly. Due in large part to lower corporate tax rates, 2018 earnings per share for the S&P 500 Index are estimated at $158.96 by S&P/Capital IQ. This represents a 22.3% increase over 2017 levels. In addition, revenue growth is estimated to be 8.1% between 2017-2018.  In the coming year, revenue growth for S&P 500 companies is estimated to be 5.9% while earnings growth is estimated at 10.2%.

The following is a discussion of the components and drivers of the performance of each Fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000® Growth Index and the Russell Midcap® Growth Index, respectively.

On September 30, 2018, the Chase Growth Fund owned 32 stocks ranging in market capitalization from $8.0 billion (Voya Financial, Inc.) to $1,090.3 billion (Apple, Inc.).

For the last 12 months ended September 30, 2018, the Chase Growth Fund trailed the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index.  Our performance was helped by our underweight position in the Consumer Staples sector but hurt by our overweight position in the Materials sector.  Stock selection detracted from performance in the Financials, Industrials, and Technology sectors, but helped performance in the Consumer Discretionary and Health Care sectors.  For the 12 months ended September 30, 2018, our five best performing stocks were Amazon.Com, Inc. (“Amazon”) +92.7%, Burlington Stores Inc. (“Burlington”) +63.6%, Adobe, Inc. +58.9%, Microsoft Corp. +48.7%, and Zoetis, Inc. +39.1%.  Our five worst performing stocks were Celgene Corp. -33.0%, Alexion Pharmaceuticals, Inc. -17.4%, Albemarle Corp. -15.5%, Quanta Services, Inc. -12.7%, and PVH Corp. -12.7%.

Both Amazon and Burlington have been very successful stocks for us since their purchase. Amazon, bought in January 2017, began as an online bookstore and quickly branched out to include movies, music, and other consumer goods.  With the goal of becoming the world’s most customer-centric company, Amazon has created brand loyalty and exclusivity through its Amazon Prime subscription service.  By expanding into new areas such as cloud computing (via its Amazon Web Services), the company has managed to find a strong foothold in both households and businesses.

Burlington is a national off-price retailer with 629 stores across 45 states and Puerto Rico.  Formerly an exclusive wholesaler and retailer of coats and jackets, Burlington has grown its product offerings to include an extensive selection of in-season, fashion-focused merchandise at up to 65% off retail prices.  The company now has offerings in categories such as men’s, women’s, and youth apparel, baby, beauty, footwear, and home.  Burlington has been one of the few retailers able to grow earnings and revenue steadily since 2012, in part due to its expanded product mix.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000® Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share (“EPS”) growth rates of 21% vs. 20% for the Russell 1000® Growth Index.  They are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2018 of 18% vs. 17%, and revenue growth of 18% vs. 16%.  Despite these stronger growth characteristics, they have sold at lower price-earnings ratios (“P/E”) than the Russell 1000® Growth Index (28.1X vs. 31.3X) based on 2018 estimated earnings.  Relative to their growth rates, we believe our stocks are reasonably priced, selling at 1.32 times their five-year historical growth rates compared to 1.58 times for the Russell 1000® Growth Index and 1.57 times their projected one-year growth rates compared to 1.85 times for the Russell 1000® Growth Index.

Chase Funds

September 30, 2018	CHASE GROWTH FUND STOCKS vs. RUSSELL 1000® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2018) is a prediction of future results for the Fund or companies held in the Fund's portfolio.

On September 30, 2018, the Chase Mid-Cap Growth Fund owned 40 stocks ranging in market capitalization from $2.4 billion (Novanta, Inc.) to $30.6 billion (Worldpay, Inc.).

For the last 12 months ended September 30, 2018, the Chase Mid-Cap Growth Fund Class N underperformed the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index.  Our performance was hurt by our overweight positions in the Materials sector.  Stock selection was positive in the Consumer Discretionary sector, but negative in the Industrials sector.

For the 12 months ended September 30, 2018, our five best performing stocks were Planet Fitness, Inc. (“Planet Fitness”) +85.0%, NetApp, Inc. +83.5%, Ollie’s Bargain Outlet Holdings, Inc. +83.4%, Burlington Stores, Inc. +58.9%, and Broadridge Financial Solutions, Inc. +55.9%.  Our five worst performing stocks were Itron, Inc. -13.7%, Copart, Inc. -13.4%, Owens Corning -12.6%, Cypress Semiconductor Corp. -12.5%, and Meritor, Inc. -10.8%.

Two mid-cap stocks that have done well for us since their purchase were Ollie’s Bargain Outlet Holdings, Inc. and Planet Fitness.  Ollie’s Bargain Outlet Holdings, Inc. offers a broad selection of brand name products at its more than 260 bargain retail outlet stores in 20 states.  The company’s constantly changing shopping experience, coupled with its steep clearance-level prices, has helped to drive strong same-store-sales growth over the last several years.

Planet Fitness was bought in August 2017.  The company is a nationwide network of gyms, operating locations as both franchise-based and corporate-owned.  Planet Fitness’ “high-value, low price” business model has been a disrupter in the U.S. health and fitness club industry.  It offers the lowest monthly membership rate and caters to non-frequent gym users, which comprise about 80% of the population over the age of 14.  Membership at Planet Fitness has grown from 2.3 million in 2010 to more than 11.8 million, making it the fastest growing fitness chain amongst the large players in the United States.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  Chase Mid-Cap Growth Fund stocks have higher five-year average annual earnings per share growth rates of 22% vs. 18% for the Russell Midcap® Growth Index.  The Fund’s stocks are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2018 of 18% vs. 17%, and revenue growth of 17% vs. 15%.  Despite these stronger growth rates, the Fund’s stocks have sold at lower P/E ratios than the Russell Midcap® Growth Index (24.3X vs. 32.5X) based on 2018 estimated earnings.  Relative to their growth rates, we believe our mid-cap stocks are reasonably priced, selling at 1.13 times their five-year historical growth rates compared to 1.85 times for the Russell Midcap® Growth Index and 1.38 times their projected one-year earnings growth rates compared to 1.89 times for the Russell Midcap® Growth Index.

Chase Funds

September 30, 2018	CHASE MID-CAP GROWTH FUND STOCKS VS. RUSSELL MIDCAP® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2018) is a prediction of future results for the Fund or companies held in the Fund's portfolio.

Market Outlook

We are currently in the busiest part of the third-quarter earnings season. According to Factset, as of October 26, 2018, 48% of S&P 500 companies reported earnings and with 77% of them reporting a positive earnings surprise and 59% of them reporting a positive revenue surprise.  However, negative guidance about the upcoming quarter is being reported nearly twice as often as positive guidance.

There are several cross currents that will affect equity markets going forward.  We are entering the historically seasonally strong period for equity markets (November-May).  We are also in a historically strong period in the four-year Presidential cycle.  Valuations are not excessive.  As of October 23, 2018, S&P Capital IQ estimated that S&P 500 earnings for 2019 will be $175.22 per share.  This puts the market at 15.6x estimated earnings for 2019.  This is not an unreasonable multiple.  But there are worrisome signs as well. Markets have sold off sharply as of October 23rd, and while third quarter earnings being released daily are generally strong, in related conference calls many managements are guiding down expectations for the fourth quarter and, in some cases, for 2019 as well.  Companies as diverse as Caterpillar, Inc., 3M Co., Texas Instruments, Inc., UPS, Inc. and Harley Davidson, Inc. all said in earnings-related conference calls that business going forward looked more challenging.

Given the market’s drop since September 30, 2018, going forward we believe there should be more opportunities to put capital to work in companies with above market-earnings and revenue growth.  Estimated earnings for both our large-cap and mid-cap companies are expected to increase 18% in 2019 (versus earnings growth of 17% for both large and mid-cap benchmarks) yet they sell for price/earnings multiples of 28.1x for large-cap and 24.3x for mid-cap below their respective benchmark multiples of 31.3x for large-cap and 32.5x for mid-cap. Should you have any questions or need additional information, please call us at 800-293-9104.

Chase Funds

TOP 10 HOLDINGS

Chase Growth Fund		% of Net Assets	Chase Mid-Cap Growth Fund		% of Net Assets
1.	Amazon.Com, Inc.	5.9%	1.	Burlington Stores, Inc.	4.3%
2.	Adobe Systems, Inc.	5.1%	2.	Broadridge Financial Solutions, Inc.	4.1%
3.	UnitedHealth Group, Inc.	5.0%	3.	EPAM Systems, Inc.	4.1%
4.	Alphabet, Inc. Class A	4.6%	4.	SS&C Technologies Holdings, Inc.	3.9%
5.	Microsoft Corp.	4.5%	5.	Global Payments, Inc.	3.5%
6.	Visa, Inc. Class A	4.4%	6.	Worldpay, Inc. Class A	3.1%
7.	Home Depot, Inc.	4.3%	7.	MSCI, Inc.	3.1%
8.	Mastercard, Inc. Class A	4.0%	8.	Planet Fitness, Inc. Class A	3.1%
9.	IQVIA Holdings, Inc.	3.9%	9.	Hill Rom Holdings, Inc.	3.0%
10.	Zoetis, Inc.	3.7%	10.	Ollie’s Bargain Outlet Holdings, Inc.	2.8%

Peter W. Tuz, CFA, CFP®	Robert (Buck) C. Klintworth, CMT	Clay J. Sefter
President	Portfolio Manager	Assistant Portfolio Manager

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Chase Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Chase Funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index is a broad-based unmanaged index of 505 common stocks issued by 500 large-cap companies, which is widely recognized as representative of the equity market in general.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.

You cannot invest directly in an index.

Please note the Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Fee waivers are in effect for the Chase Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.  Please refer to the schedule of investments for more information.

Market capitalization (cap) is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Earnings growth is the annual rate of growth of earnings from investments.

Earnings growth and revenue growth for a fund holding does not guarantee a corresponding increase in the market price of the holding or the Funds.

Earnings per share (“EPS”) are calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

The Chase Funds are distributed by Quasar Distributors, LLC.

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2018 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Funds

EXPENSE EXAMPLE at September 30, 2018 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/18 – 9/30/18).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. Actual net expenses are limited to 1.33% and 1.18% per the operating expenses limitation agreement for the Chase Mid-Cap Growth Fund Class N and Institutional Class, respectively.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/18	Value 9/30/18	Period 4/1/18 – 9/30/18*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,129.40	$6.03
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.72

*
Expenses are equal to the Fund’s annualized expense ratio of 1.13% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/18	Value 9/30/18	Period 4/1/18 – 9/30/18*
Chase Growth Fund (Institutional Class)
Actual	$1,000.00	$1,130.10	$5.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.62

*
Expenses are equal to the Fund’s annualized expense ratio of 1.11% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Funds

EXPENSE EXAMPLE at September 30, 2018 (Unaudited), Continued

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/18	Value 9/30/18	Period 4/1/18 – 9/30/18*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$1,070.80	$6.80
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.63

*
Expenses are equal to the Fund’s annualized expense ratio of 1.31% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/18	Value 9/30/18	Period 4/1/18 – 9/30/18*
Chase Mid-Cap Growth Fund (Institutional Class)
Actual	$1,000.00	$1,071.70	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97

*
Expenses are equal to the Fund’s annualized expense ratio of 1.18% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund – Class N
Shares versus the Russell 1000® Growth Index, the Lipper Large Cap Growth Funds Index and the S&P 500® Index

	One	Three	Five	Ten
Average Annual Total Return as of Sept. 30, 2018	Year	Years	Years	Years
Chase Growth Fund – Class N Shares	20.10%	15.66%	14.31%	10.15%
Chase Growth Fund – Institutional Class	20.24%	15.82%	14.54%	10.39%
Russell 1000® Growth Index	26.30%	20.55%	16.58%	14.31%
Lipper Large Cap Growth Funds Index	24.95%	18.97%	14.96%	12.88%
S&P 500® Index	17.91%	17.31%	13.95%	11.97%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Lipper Large Cap Growth Funds Index measures the performance of 30 of the largest funds in the large cap growth category as tracked by Lipper, Inc.  The index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index.  Large cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.  These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains, for the stated period.

The S&P 500® Index is an unmanaged capitalization-weighted index of 505 common stocks issued by 500 large-cap companies. The index is designed to represent the broad domestic economy.

Chase Mid-Cap Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Mid-Cap Growth Fund – Class N
Shares versus the Russell Midcap® Growth Index, the Lipper Mid-Cap Growth Funds Index and the S&P 500® Index

	One	Three	Five	Ten	Since Inception
Average Annual Total Return as of Sept. 30, 2018	Year	Years	Years	Years	(2/2/12)
Chase Mid-Cap Growth Fund – Class N Shares	18.56%	14.41%	10.61%	11.51%	—
Chase Mid-Cap Growth Fund – Institutional Class	18.73%	14.58%	10.83%	—	12.63%
Russell Midcap® Growth Index	21.10%	16.65%	13.00%	13.46%	14.43%
Lipper Mid-Cap Growth Funds Index	22.18%	16.90%	12.37%	12.34%	13.67%
S&P 500® Index	17.91%	17.31%	13.95%	11.97%	14.95%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell Midcap® Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period.

The S&P 500® Index is an unmanaged capitalization-weighted index of 505 common stocks issued by 500 large-cap companies.  The index is designed to represent the broad domestic economy.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2018

Shares	COMMON STOCKS: 96.0%	Value
	Air Freight: 2.7%
8,920	FedEx Corp.	$2,147,847

	Brokerage: 2.0%
31,240	E*Trade Financial Corp.*	1,636,664

	Chemicals – Specialty: 5.3%
23,010	Celanese Corp. – Series A	2,623,140
3,550	Sherwin-Williams Co.	1,615,995
		4,239,135
	Computer Hardware: 3.4%
12,005	Apple Inc.	2,710,009

	Computer Software: 12.1%
15,090	Adobe Systems, Inc.*	4,073,546
30,890	Microsoft Corp.	3,532,889
35,280	SS&C Technologies Holdings, Inc.	2,004,962
		9,611,397
	Conglomerates: 2.7%
12,780	Honeywell International, Inc.	2,126,592

	Drugs – Proprietary: 5.3%
7,760	Jazz Pharmaceuticals Plc – ADR*	1,304,689
31,730	Zoetis, Inc.	2,905,199
		4,209,888
	Electrical Equipment: 1.4%
5,140	Lennox International, Inc.	1,122,576

	Electrical Instruments: 1.9%
6,090	Thermo Fisher Scientific, Inc.	1,486,447

	Energy/Oil & Gas Exploration & Production: 1.9%
11,130	Diamondback Energy, Inc.	1,504,665

	Energy/Refiners: 1.9%
18,720	Marathon Petroleum Corp.	1,497,038

	Engineering/Construction: 1.5%
15,830	Jacobs Engineering Group, Inc.	1,210,995

	Finance/Information Services: 17.4%
26,760	Fiserv, Inc.*	2,204,489

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2018, Continued

Shares		Value
	Finance/Information Services: 17.4%, Continued
21,170	Global Payments Inc.	$2,697,058
14,160	MasterCard, Inc. – Class A	3,152,157
23,200	Visa, Inc. – Class A	3,482,088
22,370	Worldpay, Inc. – Class A*	2,265,410
		13,801,202
	Financial Services – Diversified: 2.1%
33,650	Voya Financial, Inc.	1,671,395

	Financial Services – Miscellaneous: 2.0%
20,810	Intercontinental Exchange, Inc.	1,558,461

	Health Care Benefits: 7.8%
15,140	Centene Corp.*	2,191,969
14,960	UnitedHealth Group, Inc.	3,979,959
		6,171,928
	Health Care Services: 3.9%
23,980	IQVIA Holdings, Inc.*	3,111,165

	Internet Retail: 5.9%
2,336	Amazon.com, Inc.*	4,679,008

	Internet Software & Services: 4.6%
3,019	Alphabet, Inc. – Class A*	3,644,175

	Leisure Time: 1.5%
10,385	Walt Disney Co.	1,214,422

	Railroad: 2.2%
23,180	CSX Corp.	1,716,479

	Retail – Apparel: 2.2%
10,930	Burlington Stores, Inc.*	1,780,716

	Retail – Home Improvement: 4.3%
16,450	Home Depot, Inc.	3,407,617
	Total Common Stocks (Cost $49,921,279)	76,259,821

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2018, Continued

Shares	SHORT-TERM INVESTMENTS: 4.1%	Value
3,217,239	Invesco STIT Treasury Portfolio – Institutional Class, 1.97%#	$3,217,239
	Total Short-Term Investments (Cost $3,217,239)	3,217,239
	Total Investments in Securities (Cost $53,138,518): 100.1%	79,477,060
	Liabilities in Excess of Other Assets: (0.1)%	(86,511)
	Net Assets: 100.0%	$79,390,549

ADR – American Depository Receipt
*	Non-income producing security.
#	Rate shown is the 7-day annualized yield as of September 30, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2018

Shares	COMMON STOCKS: 95.1%	Value
	Airlines: 1.6%
6,550	SkyWest, Inc.	$385,795

	Biotechnology: 1.7%
5,920	Emergent BioSolutions, Inc.*	389,714

	Brokerage: 4.2%
9,410	E*Trade Financial Corp.*	492,990
7,740	LPL Financial Holdings, Inc.	499,307
		992,297
	Building Products: 2.4%
8,220	Armstrong World Industries, Inc.*	572,112

	Business Services: 6.1%
8,215	Aramark	353,409
4,144	MSCI, Inc.	735,187
3,095	XPO Logistics, Inc.*	353,356
		1,441,952
	Chemicals – Specialty: 2.3%
4,666	Celanese Corp. – Series A	531,924

	Computer – Storage: 2.2%
6,091	NetApp, Inc.	523,156

	Computer Software: 9.6%
7,400	Black Knight, Inc.*	384,430
6,935	EPAM Systems, Inc.*	954,949
15,959	SS&C Technologies Holdings, Inc.	906,950
		2,246,329
	Conglomerates: 1.9%
3,630	Carlisle Companies, Inc.	442,134

	Drugs – Proprietary: 1.8%
2,570	Jazz Pharmaceuticals Plc – ADR*	432,094

	Electrical Equipment: 1.7%
1,865	Lennox International, Inc.	407,316

	Electrical Instruments: 4.0%
7,050	Keysight Technologies, Inc.*	467,274
6,812	Novanta, Inc.*+	465,941
		933,215

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2018, Continued

Shares		Value
	Electronics: 1.9%
10,200	Avnet, Inc.	$456,654

	Energy/Oil & Gas Exploration & Production: 1.9%
3,390	Diamondback Energy, Inc.	458,294

	Engineering/Construction: 2.1%
6,330	Jacobs Engineering Group, Inc.	484,245

	Finance/Information Services: 9.3%
6,135	Euronet Worldwide, Inc.*	614,850
6,473	Global Payments, Inc.	824,660
7,285	Worldpay, Inc. – Class A*	737,752
		2,177,262
	Financial Services – Diversified: 2.1%
9,921	Voya Financial, Inc.	492,776

	Financial Services – Miscellaneous: 4.1%
7,355	Broadridge Financial Solutions, Inc.	970,492

	Food: 1.5%
3,555	Post Holdings, Inc.*	348,532

	Health Care Services: 5.1%
7,660	Encompass Health Corp.	597,097
5,445	PRA Health Sciences, Inc.*	599,985
		1,197,082
	Leisure Time: 3.1%
13,584	Planet Fitness, Inc. – Class A*	733,944

	Machinery: 2.3%
17,640	Rexnord Corp.*	543,312

	Medical Products: 2.5%
9,470	Merit Medical Systems, Inc.*	581,931

	Medical Systems/Equipment: 3.0%
7,424	Hill Rom Holdings, Inc.	700,826

	Metals – Precious: 2.1%
25,800	Kirkland Lake Gold Ltd. – ADR	489,942

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2018, Continued

Shares		Value
	Railroad: 3.8%
5,320	Genesee & Wyoming, Inc. – Class A*	$484,067
3,600	Kansas City Southern	407,808
		891,875
	Retail – Apparel: 4.3%
6,133	Burlington Stores, Inc.*	999,188

	Retail – Discount: 2.8%
6,791	Ollie’s Bargain Outlet Holdings, Inc.*	652,615

	Semiconductors: 2.0%
33,020	Cypress Semiconductor Corp.	478,460

	Service Companies: 1.7%
7,870	Copart, Inc.*	405,541
	Total Common Stocks (Cost $17,546,323)	22,361,009

	SHORT-TERM INVESTMENTS: 4.8%
1,125,763	Invesco STIT Treasury Portfolio – Institutional Class, 1.97%#	1,125,763
	Total Short-Term Investments (Cost $1,125,763)	1,125,763
	Total Investments in Securities (Cost $18,672,086): 99.9%	23,486,772
	Other Assets in Excess of Liabilities: 0.1%	22,988
	Net Assets: 100.0%	$23,509,760

ADR – American Depository Receipt
*	Non-income producing security.
+	U.S. traded security of a foreign issuer.
#	Rate shown is the 7-day annualized yield as of September 30, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2018

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $53,138,518 and $18,672,086, respectively)	$79,477,060	$23,486,772
Receivables
Fund shares issued	1,382	44,395
Dividends and interest	17,286	19,091
Dividend tax reclaim	—	121
Prepaid expenses	13,559	15,464
Total assets	79,509,287	23,565,843

LIABILITIES
Payables
Due to Adviser	48,742	2,641
Fund shares redeemed	5,722	—
Audit fees	21,987	21,987
Shareholder servicing fees	3,997	1,657
Administration and fund accounting fees	15,339	15,331
Transfer agent fees and expenses	10,153	8,268
Custody fees	2,617	622
Legal fees	374	1,009
Chief Compliance Officer fee	1,499	1,500
Printing and mailing expense	8,065	2,491
Trustee fees and expenses	47	200
Accrued expenses	196	377
Total liabilities	118,738	56,083
NET ASSETS	$79,390,549	$23,509,760

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2018, Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$40,480,046	$13,372,634
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,760,537	315,820
Net asset value, offering and redemption price per share	$14.66	$42.34
Institutional Class Shares
Net assets applicable to shares outstanding	$38,910,503	$10,137,126
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,545,422	234,584
Net asset value, offering and redemption price per share	$15.29	$43.21

COMPONENTS OF NET ASSETS
Paid-in capital	$46,220,411	$16,958,758
Total distributable earnings	33,170,138	6,551,002
Net assets	$79,390,549	$23,509,760

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2018

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld
of $0 and $177, respectively)	$579,414	$160,577
Interest	48,166	12,774
Total income	627,580	173,351

Expenses
Advisory fees (Note 4)	588,175	174,254
Administration and fund accounting fees (Note 4)	91,606	91,889
Transfer agent fees and expenses (Note 4)	59,730	48,420
Shareholder servicing fees – Class N Shares (Note 5)	37,892	18,261
Registration fees	31,558	30,499
Audit fees	22,000	22,008
Custody fees (Note 4)	17,667	6,812
Trustees fees and expenses	12,991	12,642
Printing and mailing expense	11,368	3,933
Chief Compliance Officer fee (Note 4)	9,000	8,999
Miscellaneous	7,727	6,930
Legal fees	7,086	7,511
Insurance expense	2,561	2,162
Interest expense (Note 7)	—	283
Total expenses	899,361	434,603
Less: fees waived by Adviser (Note 4)	—	(142,183)
Net expenses	899,361	292,420
Net investment loss	(271,781)	(119,069)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from:
Investments	8,112,121	2,832,420
Redemption in-kind	—	364,961
Net change in unrealized appreciation on investments	6,609,864	881,327
Net realized and unrealized gain
on investments and redemption in-kind	14,721,985	4,078,708
Net Increase in Net Assets Resulting from Operations	$14,450,204	$3,959,639

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2018	Sept. 30, 2017
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(271,781)	$(130,165)
Net realized gain from investments	8,112,121	10,933,722
Net change in unrealized appreciation on investments	6,609,864	1,668,490
Net increase in net assets resulting from operations	14,450,204	12,472,047

DISTRIBUTIONS TO SHAREHOLDERS
Class N Shares	(4,736,737)	(3,784,621)
Institutional Class Shares	(3,469,870)	(2,682,684)
Total distributions to shareholders	(8,206,607)	(6,467,305)*

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(4,993,207)	(8,495,469)
Total increase/(decrease) in net assets	1,250,390	(2,490,727)

NET ASSETS
Beginning of year	78,140,159	80,630,886
End of year	$79,390,549	$78,140,159 **

*	Includes distributions to shareholders from net realized gain on investments.
**	Includes accumulated net investment loss of $(130,165).

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  A summary of share transactions is as follows:

Class N Shares
	Year Ended		Year Ended
	Sept. 30, 2018		Sept. 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	123,704	$1,697,150	138,939	$1,717,159
Shares issued on reinvestments
of distributions	355,679	4,531,349	312,567	3,644,529
Shares redeemed*	(932,780)	(12,781,644)	(1,004,993)	(12,273,465)
Net decrease	(453,397)	$(6,553,145)	(553,487)	$(6,911,777)
* Net of redemption fees of		$730		$1,117

Institutional Class Shares
	Year Ended		Year Ended
	Sept. 30, 2018		Sept. 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	436,594	$6,020,829	132,381	$1,688,510
Shares issued on reinvestments
of distributions	241,927	3,210,376	190,205	2,297,685
Shares redeemed	(545,548)	(7,671,267)	(441,951)	(5,569,887)
Net increase/(decrease)	132,973	$1,559,938	(119,365)	$(1,583,692)

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2018	Sept. 30, 2017
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(119,069)	$(26,997)
Net realized gain from:
Investments	2,832,420	3,129,771
Redemption in-kind	364,961	—
Net change in unrealized appreciation on investments	881,327	223,259
Net increase in net assets resulting from operations	3,959,639	3,326,033

DISTRIBUTIONS TO SHAREHOLDERS
Class N Shares	(1,582,539)	(2,153,170)
Institutional Class Shares	(1,127,350)	(1,127,649)
Total distributions to shareholders	(2,709,889)	(3,280,819)*

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(1,999,258)	675,890
Total increase/(decrease) in net assets	(749,508)	721,104

NET ASSETS
Beginning of year	24,259,268	23,538,164
End of year	$23,509,760	$24,259,268 **

*	Includes distributions to shareholders from net realized gain on investments.
**	Includes accumulated net investment loss of $(70,364).

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  A summary of share transactions is as follows:

Class N Shares
	Year Ended		Year Ended
	Sept. 30, 2018		Sept. 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	23,313	$954,193	20,522	$787,368
Shares issued on reinvestments
of distributions	38,540	1,477,623	56,779	2,078,667
Shares redeemed*	(60,192)	(2,477,849)	(116,492)	(4,494,889)
Net increase/(decrease)	1,661	$(46,033)	(39,191)	$(1,628,854)
* Net of redemption fees of		$389		$290

Institutional Class Shares
	Year Ended		Year Ended
	Sept. 30, 2018		Sept. 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	57,949	$2,345,548	91,559	$3,436,927
Shares issued on reinvestments
of distributions	25,144	982,649	25,475	947,150
Shares redeemed in connection with
redemption in-kind	(57,639)	(2,439,137)	—	—
Shares redeemed	(68,992)	(2,842,285)	(49,513)	(2,079,333)
Net increase/(decrease)	(43,538)	$(1,953,225)	67,521	$2,304,744

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.67	$12.63	$12.74	$14.76	$15.77
Income from investment operations:
Net investment loss(1)	(0.05)	(0.03)	(0.01)	(0.03)	(0.07)
Net realized and unrealized
gain on investments
and written options	2.57	2.12	1.16	0.52	3.00
Total from investment operations	2.52	2.09	1.15	0.49	2.93
Less distributions:
From net realized gain on investments	(1.53)	(1.05)	(1.26)	(2.51)	(3.94)
Total distributions	(1.53)	(1.05)	(1.26)	(2.51)	(3.94)
Paid-in capital from redemption fees(1)(2)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$14.66	$13.67	$12.63	$12.74	$14.76

Total return	20.10%	18.02%	9.15%	3.70%	21.66%

Ratios/supplemental data:
Net assets, end of year (thousands)	$40,480	$43,936	$47,601	$58,061	$70,734
Ratio of expenses to average net assets	1.19%	1.26%	1.27%	1.29%	1.33%
Ratio of net investment loss
to average net assets	(0.39%)	(0.23%)	(0.07%)	(0.22%)	(0.46%)
Portfolio turnover rate	62.10%	82.53%	45.80%	40.05%	78.37%

(1)  Based on average shares outstanding.
(2)  Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each year

Institutional Class Shares
	Year Ended September 30,
	2018	2017	2016		2015	2014
Net asset value, beginning of year	$14.18	$13.05	$13.10		$15.06	$15.99
Income from investment operations:
Net investment income/(loss)(1)	(0.04)	(0.01)	0.02		0.00 (2)	(0.03)
Net realized and unrealized
gain on investments
and written options	2.68	2.19	1.19		0.55	3.04
Total from investment operations	2.64	2.18	1.21		0.55	3.01
Less distributions:
From net realized gain on investments	(1.53)	(1.05)	(1.26)		(2.51)	(3.94)
Total distributions	(1.53)	(1.05)	(1.26)		(2.51)	(3.94)
Paid-in capital from redemption fees	—	—	0.00	(1)(2)	—	0.00	(1)(2)
Net asset value, end of year	$15.29	$14.18	$13.05		$13.10	$15.06

Total return	20.24%	18.14%	9.38%		4.07%	21.90%

Ratios/supplemental data:
Net assets, end of year (thousands)	$38,911	$34,204	$33,030		$30,886	$27,359
Ratio of expenses to average net assets	1.10%	1.11%	1.07%		1.04%	1.08%
Ratio of net investment income/(loss)
to average net assets	(0.30%)	(0.09%)	0.13%		0.03%	(0.21%)
Portfolio turnover rate	62.10%	82.53%	45.80%		40.05%	78.37%

(1)  Based on average shares outstanding.
(2)  Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares
	Year Ended September 30,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$40.64		$41.54		$41.19		$45.62		$46.52
Income from investment operations:
Net investment loss(1)	(0.23)		(0.06)		(0.16)		(0.26)		(0.36)
Net realized and unrealized
gain on investments	7.22		5.59		4.11		1.01		4.27
Total from investment operations	6.99		5.53		3.95		0.75		3.91
Less distributions:
From net realized gain on investments	(5.29)		(6.43)		(3.60)		(5.18)		(4.82)
Total distributions	(5.29)		(6.43)		(3.60)		(5.18)		(4.82)
Paid-in capital from redemption fees	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.01 (1)
Net asset value, end of year	$42.34		$40.64		$41.54		$41.19		$45.62

Total return	18.56%		15.03%		9.80%		1.89%		8.53%

Ratios/supplemental data:
Net assets, end of year (thousands)	$13,373		$12,766		$14,677		$19,035		$28,971
Ratio of expenses to average net assets:
Before fee waiver	1.93%		1.91%		1.88%		1.76%		1.69%
After fee waiver	1.32%		1.33%		1.38	%(3)	1.43%		1.43%
Ratio of net investment loss
to average net assets:
Before fee waiver	(1.18%)		(0.74%)		(0.91%)		(0.91%)		(1.03%)
After fee waiver	(0.57%)		(0.16%)		(0.41%)		(0.58%)		(0.77%)
Portfolio turnover rate	87.21%		148.07%		89.68%		50.61%		110.93%

(1)  Based on average shares outstanding.
(2)  Amount is less than $0.01 per share.
(3)  Effective April 1, 2016, the Adviser contractually agreed to lower the net annual operating expense cap to 1.33%.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each year

Institutional Class Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$41.32	$42.08	$41.61	$45.92	$46.70
Income from investment operations:
Net investment loss(1)	(0.18)	(0.02)	(0.09)	(0.14)	(0.24)
Net realized and unrealized
gain on investments	7.36	5.69	4.16	1.01	4.28
Total from investment operations	7.18	5.67	4.07	0.87	4.04
Less distributions:
From net realized gain on investments	(5.29)	(6.43)	(3.60)	(5.18)	(4.82)
Total distributions	(5.29)	(6.43)	(3.60)	(5.18)	(4.82)
Net asset value, end of year	$43.21	$41.32	$42.08	$41.61	$45.92

Total return	18.73%	15.19%	10.01%	2.17%	8.78%

Ratios/supplemental data:
Net assets, end of year (thousands)	$10,137	$11,493	$8,861	$8,304	$6,121
Ratio of expenses to average net assets:
Before fee waiver	1.79%	1.76%	1.69%	1.52%	1.44%
After fee waiver	1.18%	1.18%	1.18%	1.18%	1.18%
Ratio of net investment loss
to average net assets:
Before fee waiver	(1.05%)	(0.63%)	(0.72%)	(0.65%)	(0.78%)
After fee waiver	(0.44%)	(0.05%)	(0.21%)	(0.31%)	(0.52%)
Portfolio turnover rate	87.21%	148.07%	89.68%	50.61%	110.93%

(1)  Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2018

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class shares, which commenced operations on January 29, 2007.  The Substantial Investor Class shares were renamed Institutional Class shares effective January 28, 2012.  Because the fees and expenses vary between the Class N shares and the Institutional Class shares, performance will vary with respect to each class.  Under normal conditions, the Institutional Class shares are expected to have lower expenses than the Class N shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A shares.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  The Class N shares commenced operations on September 1, 2002.  The Institutional Class shares commenced operations on February 2, 2012.

All classes of the Growth Fund and the Mid-Cap Fund are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents. Institutional Class shares of the Growth Fund and the Mid-Cap Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in each Fund exceeds $1 million.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015 – 2017, or expected to be taken in the Funds’ 2018 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on the fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2018, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Distributable
	Earnings	Paid-in Capital
Growth Fund	$(763,477)	$763,477
Mid-Cap Fund	(700,741)	700,741

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  The Growth Fund and the Mid-Cap Fund retained redemption fees of $730 and $389, respectively, during the year ended September 30, 2018.

G.
REITs: The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Derivative Instruments: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives.  The Funds can enter into written call options to hedge against changes in the value of equities.  The writing of call options is intended to reduce the volatility of the

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

portfolio and to earn premium income.  With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

The Funds may write call options on portfolio securities or securities indices.  As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  When a call option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds did not enter into written options transactions during the year ended September 30, 2018.

I.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Refer to Note 10 for more information about a subsequent event.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options – Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2018:

Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$11,081,763	$—	$—	$11,081,763
Energy	3,001,703	—	—	3,001,703
Financials	4,866,520	—	—	4,866,520
Health Care	14,979,428	—	—	14,979,428
Industrials	8,324,489	—	—	8,324,489
Materials	4,239,135	—	—	4,239,135
Technology	29,766,783	—	—	29,766,783
Total Common Stocks	76,259,821	—	—	76,259,821
Short-Term Investments	3,217,239	—	—	3,217,239
Total Investments in Securities	$79,477,060	$—	$—	$79,477,060

Mid-Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,739,156	$—	$—	$2,739,156
Consumer Staples	348,532	—	—	348,532
Energy	458,294	—	—	458,294
Financials	2,220,260	—	—	2,220,260
Health Care	3,301,647	—	—	3,301,647
Industrials	4,485,686	—	—	4,485,686
Materials	1,021,866	—	—	1,021,866
Technology	7,785,568	—	—	7,785,568
Total Common Stocks	22,361,009	—	—	22,361,009
Short-Term Investments	1,125,763	—	—	1,125,763
Total Investments in Securities	$23,486,772	$—	$—	$23,486,772

Refer to the Funds’ schedules of investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at September 30, 2018, the end of the reporting period.  During the year ended September 30, 2018, the Funds recognized no transfers between levels.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2018, Chase Investment Counsel Corporation (the “Adviser”) provided the Funds with investment management services under each Fund’s investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the year ended September 30, 2018, the Growth Fund and the Mid-Cap Fund incurred $588,175 and $174,254 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Growth Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Growth Fund’s aggregate annual operating expenses to 1.30% and 1.15% of average daily net assets, excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses, of the Class N shares and the Institutional shares, respectively.  The Adviser has also agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.33% and 1.18% of average daily net assets, excluding acquired fund fees and expenses, interest taxes and extraordinary expenses, of the Class N shares and the Institutional shares, respectively.  Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund’s payment of current

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

ordinary operating expenses. For the year ended September 30, 2018, the Adviser reduced its fees and absorbed Fund expenses in the amount of $0 and $142,183 in the Growth Fund and the Mid-Cap Fund, respectively.  Cumulative expenses subject to recapture amounted to $406,723 at September 30, 2018 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Mid-Cap Fund

Expiration	Amount
9/30/19	$127,120
9/30/20	137,420
Oct. 2020 – Sept. 2021	142,183
$406,723

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  Both the Distributor and Custodian are affiliates of the Administrator.

For the year ended September 30, 2018, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Growth Fund	Mid-Cap Fund
Administration and Fund Accounting	$91,606	$91,889
Transfer Agency (excludes out-of-pocket expenses)	45,725	43,323
Custody	17,667	6,812
Chief Compliance Officer	9,000	8,999

At September 30, 2018, the Funds had payables due to Fund Services for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Growth Fund	Mid-Cap Fund
Administration and Fund Accounting	$15,339	$15,331
Transfer Agency (excludes out-of-pocket expenses)	7,689	7,285
Custody	2,617	622
Chief Compliance Officer	1,499	1,500

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which Growth Fund Class N shares and the Mid-Cap Fund Class N shares may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of each Fund’s respective class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended September 30, 2018, the Growth Fund Class N shares and the Mid-Cap Fund Class N shares incurred shareholder servicing fees of $37,892 and $18,261 under the Agreement, respectively.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended September 30, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$46,441,864	$60,927,361
Mid-Cap Fund	19,397,931	24,575,773	*

  *  Sales transactions include securities redeemed in-kind of $2,439,137.

NOTE 7 – LINES OF CREDIT

The Growth Fund and the Mid-Cap Fund have lines of credit in the amount of $8,000,000 and $2,300,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  The Mid-Cap Fund drew upon its line of credit during the year ended September 30, 2018.  The Mid-Cap Fund had an outstanding balance of $567,000 from December 29, 2017 through January 1, 2018, a weighted average interest rate of 4.50%, paid interest expense of $283 and had a maximum amount outstanding of $567,000.  At September 30, 2018, the Funds had no outstanding loan amounts.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Growth Fund and the Mid-Cap Fund during the years ended September 30, 2018 and September 30, 2017 was as follows:

Growth Fund
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
Long-term capital gains	$8,206,607	$6,467,305

Mid-Cap Fund
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
Ordinary income	$223,157	$—
Long-term capital gains	2,486,732	3,280,819

As of September 30, 2018, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$53,138,518	$18,672,096
Gross unrealized appreciation	26,506,280	5,086,438
Gross unrealized depreciation	(167,738)	(271,756)
Net unrealized appreciation (a)	26,338,542	4,814,682
Undistributed ordinary income	—	—
Undistributed long-term capital gains	7,040,621	1,770,046
Total distributable earnings	7,040,621	1,770,046
Other accumulated gains/(losses)	(209,025)	(33,726)
Total accumulated earnings/(losses)	$33,170,138	$6,551,002

(a)
The book-basis and tax-basis net unrealized appreciation in the Growth Fund is the same.  The difference between book-basis and tax-basis net unrealized appreciation in the Mid-Cap Fund is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2018, the Growth Fund and the Mid-Cap Fund deferred, on a tax basis, ordinary late year losses of $209,025 and $33,726, respectively.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

•
Depositary Receipt Risk (Both Funds) – Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Investments in foreign securities may involve financial, economic or political risks not ordinarily associated with the securities of U.S. issuers.  Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. When a Fund invests in depositary receipts as a substitute for an investment directly in the underlying foreign shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the underlying foreign shares.

•
Large-Cap Companies Risk (Growth Fund) – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Medium-Sized Company Risk (Mid-Cap Fund) – A mid-cap company may be more vulnerable to adverse business or economic events than stocks of larger companies.  These stocks present greater risks than securities of larger, more diversified companies.

NOTE 10 – SUBSEQUENT EVENT

The President, Chief Executive Officer and Principal Executive Officer of the Trust resigned on October 25, 2018.  The Board of Trustees will appoint a new President, Chief Executive Officer and Principal Executive Officer of the Trust at its December 2018 Board meeting.  In the interim, in accordance with the Trust’s governing documents, the Vice Presidents of the Trust are authorized to carry out the duties of President.

Chase Funds

To the Board of Trustees
Advisors Series Trust and Shareholders of:
Chase Growth Fund
Chase Mid-Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Chase Growth Fund and Chase Mid-Cap Growth Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2018

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Held During
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Past Five Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma Delta	2	Trustee, Advisors
(age 72)		term; since	Housing Corporation (collegiate		Series Trust (for
615 E. Michigan Street		March 2014.	housing management) (2012 to		series not
Milwaukee, WI 53202			present); Trustee and Chair (2000		affiliated with the
			to 2012), New Covenant Mutual		Funds);
			Funds (1999 to 2012); Director and		Independent
			Board Member, Alpha Gamma		Trustee from
			Delta Foundation (philanthropic		1999 to 2012,
			organization) (2005 to 2011).		New Covenant
Mutual Funds
(an open-end
investment
company with
4 portfolios).

David G. Mertens	Trustee	Indefinite	Retired; formerly Managing	2	Trustee, Advisors
(age 58)		term*; since	Director and Vice President,		Series Trust (for
615 E. Michigan Street		March 2017.	Jensen Investment Management,		series not
Milwaukee, WI 53202			Inc. (a privately-held investment		affiliated with
			advisory firm) (2002 to 2017).		the Funds).

George J. Rebhan	Chairman	Indefinite	Retired; formerly President,	2	Trustee, Advisors
(age 84)	of the	term; since	Hotchkis and Wiley Funds		Series Trust (for
615 E. Michigan Street	Board	May 2002.	(mutual funds) (1985 to 1993).		series not
Milwaukee, WI 53202	and Trustee				affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE Funds.

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Held During
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Past Five Years(3)
Independent Trustees(1)

Joe D. Redwine(4)	Trustee	Indefinite	Retired; formerly President,	2	Trustee, Advisors
(age 71)		term; since	CEO, U.S. Bancorp Fund		Series Trust (for
615 E. Michigan Street		January 2018.	Services, LLC (May 1991 to		series not
Milwaukee, WI 53202			July 2017); formerly Manager,		affiliated with
			U.S. Bancorp Fund Services,		the Funds).
LLC (1998 to July 2017).

Raymond B. Woolson	Trustee	Indefinite	President, Apogee Group, Inc.	2	Trustee, Advisors
(age 59)		term*; since	(financial consulting firm)		Series Trust (for
615 E. Michigan Street		January 2016.	(1998 to present).		series not
Milwaukee, WI 53202					affiliated with
the Funds);
Independent
Trustee,
DoubleLine Funds
Trust (an open-
end investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Officers

Douglas G. Hess	President,	Indefinite	Senior Vice President, Compliance and Administration,
(age 51)	Chief Executive	term; since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Officer and	June 2003.
Milwaukee, WI 53202	Principal
Executive
Officer

Cheryl L. King	Treasurer and	Indefinite	Vice President, Compliance and Administration,
(age 57)	Principal	term; since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Financial	December
Milwaukee, WI 53202	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 47)	Treasurer	term; since	U.S. Bancorp Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC and
(age 61)	President,	term; since	Vice President, U.S. Bank N.A. (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Officers

Emily R. Enslow, Esq.	Secretary	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 31)		term; since	(July 2013 to present); Proxy Voting Coordinator and Class Action
615 E. Michigan Street		December	Administrator, Artisan Partners Limited Partnership
Milwaukee, WI 53202		2017.	(September 2012 to July 2013).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2018, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Redwine became an Independent Trustee on January 1, 2018.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-861-7556.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-861-7556 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Chase Funds

NOTICE TO SHAREHOLDERS at September 30, 2018 (Unaudited)

For the year ended September 30, 2018, the Growth Fund and the Mid-Cap Fund designated $0 and $223,157, respectively, as ordinary income for purposes of the dividends paid deduction.  For the year ended September 30, 2018, the Growth Fund and the Mid-Cap Fund designated $8,206,607 and $2,486,732, respectively, as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Growth Fund and the Mid-Cap Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended September 30, 2018, the percentage of dividends declared from net investment income designated as qualified dividend income in the Growth Fund and the Mid-Cap Fund was 0% and 72.96%, respectively.

For corporate shareholders in the Growth Fund and the Mid-Cap Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2018 was 0% and 72.70%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Growth Fund and the Mid-Cap Fund was 0% and 100%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

Chase Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

● Information we receive about you on applications or other forms;

● Information you give us orally; and/or

● Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Chase Investment Counsel Corporation
350 Old Ivy Way, Suite 100
Charlottesville, VA  22903

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2018	FYE 9/30/2017
Audit Fees	$36,800	$35,800
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$7,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2018	FYE 9/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  12/10/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  12/10/18

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date  12/10/18

* Print the name and title of each signing officer under his or her signature.